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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 APRIL 12, 2001

                          KENT ELECTRONICS CORPORATION
              Exact Name of Registrant as Specified in its Charter

                                                                                                              74-1763541
          TEXAS                                                0-14643                                     I.R.S. Employer
State of Incorporation or                               Commission File Number                            Identification No.
      Organization

                     1111 GILLINGHAM LANE
                      SUGAR LAND, TEXAS                                                             77478
            Address of Principal Executive Offices                                                (Zip Code)

                                 (281) 243-4000
                         Registrant's telephone number,
                               including area code

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.      OTHER EVENTS.

             In October 2000, as reported in its Form 8-K filed with the Commission on October 10, 2000, the Company sold K*TEC Electronics Corporation, a wholly-owned subsidiary. The Company's Financial Statements have been restated to reflect K*TEC as discontinued operations. This Form 8-K files the Company's restated Financial Statements and Supplementary Data and corresponding portions of Management's Discussion and Analysis of Financial Condition and Results of Operations, restating those filed in the Company's Annual Report on Form 10-K for the fiscal year ended April 1, 2000. This Form 8-K also files the Company's Consolidated Financial Statements as of and for the thirty-nine week period ended December 30, 2000 to reflect the reclassification of certain accounts.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

             (a)     Not applicable.

             (b)     Not applicable.

             (c) Exhibits. The following exhibits are filed as part of this report:

             23.1    Consent of Grant Thornton LLP

             99.1 Restated Consolidated Financial Statements and Supplementary Data of Kent Electronics Corporation

             99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations Restated for Discontinued Operations

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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:     April 12, 2001

                                                 KENT ELECTRONICS CORPORATION

                                                 By: /s/ David D. Johnson
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                                                     David D. Johnson
                                                     Vice President,
                                                     Corporate Controller

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